UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 2024

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2024 Annual Meeting of Shareholders was held August 1, 2024, for the following purposes: (1) elect five directors; (2) advisory approval of named executive officer compensation; and (3) ratify the selection of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act. All of the director nominees were incumbent directors, and all attended the Meeting.

There were 4,833,676 shares of common stock entitled to vote with a majority represented at the meeting. The Board of Directors recommended a vote for each of the director nominees, and for Proposals 2 and 3. There was no solicitation in opposition.

Abstentions for Proposals 1 and 2 did not affect the results. Abstentions for Proposal 3 had the effect of a negative vote.

The final voting results were as follows:

		Number of Shares
		Voted For	Withheld	Abstain
1.	Elect five directors:
	Terrence W. Glarner	2,782,656	340,003	4
	Daniel A. Baker	3,057,289	65,370	4
	Patricia M. Hollister	2,852,543	270,116	4
	James W. Bracke	3,048,942	73,717	4
	Kelly Wei	3,060,693	61,966	4

		Voted For	Voted Against	Abstain
2.	Advisory approval of named executive officer compensation.	3,015,808	89,586	17,267

		Voted For	Voted Against	Abstain
3.	Ratify the selection of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025.	3,759,285	6,099	39,921

Based on the results, each director nominee was elected, named executive officer compensation was approved, and the selection of our independent registered public accounting firm was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 5, 2024	NVE CORPORATION (Registrant) /s/ DANIEL A.BAKER Daniel A. Baker President and CEO

INDEX TO EXHIBITS

Exhibit #	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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